THE ADVISORS' INNER CIRCLE FUND

                              EDGEWOOD GROWTH FUND

                         SUPPLEMENT DATED JULY 13, 2007
                                     TO THE
                        PROSPECTUSES DATED MARCH 1, 2007,
                         AS SUPPLEMENTED MARCH 29, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE INSTITUTIONAL CLASS AND RETAIL CLASS PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE INSTITUTIONAL CLASS AND RETAIL CLASS PROSPECTUSES.


The following paragraph replaces the paragraph under the heading "Information About Portfolio Holdings" on page 7 of both the Institutional Class and Retail Class prospectuses:

         The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes an alphabetical list of its ten largest portfolio holdings, and the aggregate percentage of the Fund's assets that these securities represent, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://sei2funds.seic.com/edgewood. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 EMC-SK-001-0100